Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports First Quarter 2021 Results

SPOKANE, Wash., April 26, 2021 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $131.1 million, or $1.94 per diluted share, on revenues of $354.2 million for the quarter ended March 31, 2021. Net loss was $16.8 million, or ($0.25) per diluted share, on revenues of $208.9 million for the quarter ended March 31, 2020. Excluding an after-tax pension settlement charge, adjusted net income was $15.0 million, or $0.22 per diluted share for the first quarter of 2020.

First Quarter 2021 Highlights

•	Generated record Total Adjusted EBITDDA of $195.0 million and Total Adjusted EBITDDA margin of 55%
•	Record Wood Products Adjusted EBITDDA of $125.5 million driven by historic lumber prices
•	Timberlands Adjusted EBITDDA was a record and due to leveraged Idaho lumber index pricing
•	Widened strong liquidity position to $761.1 million as of March 31, 2021

“2021 is off to an extraordinary start as our Wood Products and Timberlands businesses leveraged historic lumber prices to drive our third consecutive quarter of record financial performance,” said Eric Cremers, president and chief executive officer. “Our real estate business also delivered strong results by capitalizing on robust rural and development demand. We expect housing fundamentals and lumber demand will remain strong. Our strong liquidity and disciplined capital allocation strategy positions us to continue increasing shareholder value,” stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q1 2021	Q4 2020	Q1 2020
Revenues	$354.2	$337.4	$208.9
Net income (loss)	$131.1	$100.0	$(16.8)
Weighted average shares outstanding, diluted (in thousands)	67,607	67,607	67,478
Net income (loss) per diluted share	$1.94	$1.48	$(0.25)

Adjusted net income	$131.1	$100.0	$15.0
Adjusted net income per diluted share	$1.94	$1.48	$0.22

Total Adjusted EBITDDA	$195.0	$163.9	$47.6
Dividends per share	$0.41	$0.41	$0.40
Net cash from operations	$169.9	$144.4	$48.1
Cash and cash equivalents	$382.0	$252.3	$79.5

Business Performance: Q1 2021 vs. Q4 2020

Timberlands

First Quarter 2021 Highlights

•	Timberlands Adjusted EBITDDA increased $5.4 million from Q4 2020 levels
•	Increased Northern harvest volumes driven by favorable conditions while Southern volumes were seasonally lower
•	Northern sawlog prices slightly lower compared to record Q4 2020 prices
•	Southern sawlog prices decreased 1% due to seasonally lower hardwood volumes
•	Increased log & haul costs reflect higher Northern harvest volume mix
•	Forest management costs declined due to seasonally lower Northern activity

($ in millions)	Q1 2021	Q4 2020	$ Change
Timberlands Revenues	$111.9	$109.8	$2.1

Timberlands Adjusted EBITDDA	$67.9	$62.5	$5.4

Wood Products

First Quarter 2021 Highlights

•	Wood Products Adjusted EBITDDA increased $55.2 million from Q4 2020 levels
•	Average lumber price realizations increased 41% to $890 per MBF in Q1 2021
•	Log costs increased due to higher index pricing in Idaho
•	Lumber production was lower due to a winter storm and planned mill maintenance, negatively affecting fixed cost absorption

($ in millions)	Q1 2021	Q4 2020	$ Change
Wood Products Revenues	$269.3	$208.9	$60.4

Wood Products Adjusted EBITDDA	$125.5	$70.3	$55.2

Real Estate

First Quarter 2021 Highlights

•	Real Estate Adjusted EBITDDA decreased $39.9 million as Q4 2020 included Minnesota land sale for nearly $48 million
•	Sold 7,083 acres of rural land for $1,415/acre
•	Sold 51 residential lots at an average $99,000/lot
•	Sold 11 commercial acres for $277,000/acre

($ in millions)	Q1 2021	Q4 2020	$ Change
Real Estate Revenues	$20.3	$62.2	$(41.9)

Real Estate Adjusted EBITDDA	$16.6	$56.5	$(39.9)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, April 27, 2021, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-833-968-2227 for U.S./Canada and 1-778-560-2697 for international callers. Participants will be asked to provide conference I.D. number 3825708. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available three hours following the call until May 5, 2021 by calling 1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 3825708 to access the replay.

About PotlatchDeltic

PotlatchDeltic (Nasdaq:PCH) is a leading Real Estate Investment Trust (REIT) that owns approximately 1.8 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; expected liquidity; the effects of COVID-19 on demand for our products and on our operations; the success of the company’s business strategies; the effect of the company’s debt refinancing and intent to refinance debt maturing in the future; the company’s capital allocation strategies, including share repurchases and dividend expectations; interest in accretive acquisitions; maintaining the company’s investment grade credit rating; favorable capital structure and strong balance sheet; interest rates and expenses; corporate expenses; pension expenses; taxes; Q2 2021 outlook; the housing market and repair and remodel market; housing starts; lumber supply, demand and pricing; lumber shipment volumes; the effects of change in lumber prices on annual EBITDDA; expected sawlog demand and timber harvest volumes; sawlog mix and pricing; rural real estate and development real estate sales; land basis and average price per acre and developed lot; planned capital expenditures; number of seedlings planted; amount of greenhouse gas emitted; amount of CO2e sequestered; expected release of 2020 ESG Report; business conditions; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including impact of the COVID-19 outbreak and anticipated recovery on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amounts)	2021	2020	2020
Revenues	$354,193	$337,449	$208,880
Costs and expenses:
Cost of goods sold	169,302	183,860	172,046
Selling, general and administrative expenses	16,758	20,455	14,207
	186,060	204,315	186,253
Operating income	168,133	133,134	22,627
Interest expense, net	(3,574)	(8,869)	(3,698)
Pension settlement charge	—	—	(42,988)
Non-operating pension and other postretirement employee benefit costs	(3,414)	(3,556)	(3,635)
Income before income taxes	161,145	120,709	(27,694)
Income taxes	(30,039)	(20,692)	10,862
Net income (loss)	$131,106	$100,017	$(16,832)

Net income (loss) per share:
Basic	$1.95	$1.49	$(0.25)
Diluted	$1.94	$1.48	$(0.25)
Dividends per share	$0.41	$0.41	$0.40
Weighted-average shares outstanding:
Basic	67,207	67,159	67,478
Diluted	67,607	67,607	67,478

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$382,032	$252,340
Customer receivables, net	41,920	26,606
Inventories, net	62,663	62,036
Other current assets	20,959	16,136
Total current assets	507,574	357,118
Property, plant and equipment, net	291,483	288,544
Investment in real estate held for development and sale	69,057	72,355
Timber and timberlands, net	1,587,593	1,600,061
Intangible assets, net	16,075	16,270
Other long-term assets	91,847	46,717
Total assets	$2,563,629	$2,381,065

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$114,849	$93,279
Current portion of long-term debt	42,985	39,981
Current portion of pension and other postretirement employee benefits	6,574	6,574
Total current liabilities	164,408	139,834
Long-term debt	714,619	717,366
Pension and other postretirement employee benefits	129,025	128,807
Deferred tax liabilities, net	24,298	17,740
Other long-term obligations	53,730	72,365
Total liabilities	1,086,080	1,076,112
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, authorized 100,000 shares, issued and outstanding 67,042 and 66,876 shares	67,042	66,876
Additional paid-in capital	1,676,421	1,674,576
Accumulated deficit	(211,985)	(315,510)
Accumulated other comprehensive loss	(53,929)	(120,989)
Total stockholders’ equity	1,477,549	1,304,953
Total liabilities and stockholders' equity	$2,563,629	$2,381,065

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended
(in thousands)	March 31, 2021	December 31, 2020	March 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$131,106	$100,017	$(16,832)
Adjustments:
Depreciation, depletion and amortization	18,399	20,076	19,044
Basis of real estate sold	8,823	10,908	6,498
Change in deferred taxes	1,490	(223)	(12,383)
Pension and other postretirement employee benefits	5,627	5,916	6,068
Pension settlement charge	—	—	42,988
Equity-based compensation expense	1,930	2,135	1,885
Other, net	(387)	(725)	237
Change in working capital and operating-related activities, net	6,713	10,366	2,557
Real estate development expenditures	(2,315)	(2,506)	(378)
Funding of pension and other postretirement employee benefits	(1,421)	(1,546)	(1,546)
Net cash provided by operating activities	169,965	144,418	48,138

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(7,762)	(8,027)	(5,039)
Timberlands reforestation and roads	(3,956)	(3,889)	(4,310)
Acquisition of timber and timberlands	—	(2,120)	(4,190)
Proceeds on sale of facility	—	—	1,000
Other, net	189	108	1,505
Net cash used in investing activities	(11,529)	(13,928)	(11,034)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(27,484)	(27,419)	(26,941)
Repurchase of common stock	—	—	(12,355)
Proceeds from long-term debt	—	46,000	—
Repayment of long-term debt	—	(46,000)	—
Other, net	(591)	(735)	(242)
Net cash used in financing activities	(28,075)	(28,154)	(39,538)
Change in cash, cash equivalents and restricted cash	130,361	102,336	(2,434)
Cash, cash equivalents and restricted cash, beginning	252,340	150,004	84,254
Cash, cash equivalents and restricted cash, ending	$382,701	$252,340	$81,820

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands)	2021	2020	2020
Revenues
Timberlands	$111,916	$109,764	$82,425
Wood Products	269,296	208,898	145,000
Real Estate	20,313	62,191	10,969
	401,525	380,853	238,394
Intersegment Timberlands revenues	(47,332)	(43,404)	(29,514)
Consolidated revenues	$354,193	$337,449	$208,880

Adjusted EBITDDA[1]
Timberlands	$67,858	$62,512	$34,982
Wood Products	125,555	70,315	13,229
Real Estate	16,593	56,414	7,340
Corporate	(10,710)	(13,884)	(8,672)
Eliminations and adjustments	(4,310)	(11,459)	692
Total Adjusted EBITDDA	194,986	163,898	47,571
Interest expense, net	(3,574)	(8,869)	(3,698)
Depreciation, depletion and amortization	(17,996)	(19,671)	(18,638)
Basis of real estate sold	(8,823)	(10,908)	(6,498)
Pension settlement charge	—	—	(42,988)
Non-operating pension and other postretirement employee benefits	(3,414)	(3,556)	(3,635)
(Loss) gain on disposal of fixed assets	(34)	(185)	192
Income before income taxes	$161,145	$120,709	$(27,694)

Depreciation, depletion and amortization
Timberlands	$11,417	$13,069	$12,591
Wood Products	6,203	6,200	5,630
Real Estate	155	155	160
Corporate	221	247	257
	17,996	19,671	18,638
Bond discounts and deferred loan fees[2]	403	405	406
Total depreciation, depletion and amortization	$18,399	$20,076	$19,044

Basis of real estate sold
Real Estate	$8,829	$11,017	$6,504
Eliminations and adjustments	(6)	(109)	(6)
Total basis of real estate sold	$8,823	$10,908	$6,498

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 9, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amount)	2021	2020	2020
Total Adjusted EBITDDA
Net income (loss) (GAAP)	$131,106	$100,017	$(16,832)
Interest expense, net	3,574	8,869	3,698
Income taxes	30,039	20,692	(10,862)
Depreciation, depletion and amortization	17,996	19,671	18,638
Basis of real estate sold	8,823	10,908	6,498
Pension settlement charge	—	—	42,988
Non-operating pension and other postretirement benefit costs	3,414	3,556	3,635
Loss (gain) on disposal of fixed assets	34	185	(192)
Total Adjusted EBITDDA	$194,986	$163,898	$47,571

Adjusted net income
Net income (loss) (GAAP)	$131,106	$100,017	$(16,832)
Pension settlement charge, after tax	—	—	31,811
Adjusted net income	$131,106	$100,017	$14,979

Adjusted net income per diluted share
Net income (loss) per diluted share (GAAP)	$1.94	$1.48	$(0.25)
Pension settlement charge, after tax	—	—	0.47
Adjusted net income per diluted share	$1.94	$1.48	$0.22